UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 07, 2022

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 386 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2022, Brown & Brown, Inc., a Florida corporation (the “Company”) and its wholly-owned subsidiary Brown & Brown UK Holdco Limited (the “Buyer”) entered into a majority share purchase agreement (the “Agreement”) to acquire GRP (Jersey) Holdco Limited and its business (“GRP”) from the owners of the entire share capital of GRP (the “Acquisition”).

Pursuant to the terms of the Agreement, the Company and the Buyer will pay a purchase price of approximately £1.48 billion ($1.96 billion, using the closing U.S. dollar exchange rate of £1.00 = U.S. $1.3248 on March 4, 2022).

The Agreement contains customary representations, warranties and covenants, including, among others, covenants requiring GRP to conduct its business in the ordinary course in the period between execution of the Agreement and the closing. Under the Agreement, the Acquisition is subject to certain closing conditions, including the receipt of required regulatory approvals for the Acquisition (including the approval of the Financial Conduct Authority of the United Kingdom). The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is expected to be filed as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2022.

This Form 8-K contains forward-looking statements, including those regarding the closing of the Acquisition. These statements are not historical facts, but instead represent only the Company’s current belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that actual events may differ, possibly materially, from the anticipated events indicated in these forward-looking statements. These risks and uncertainties include, but are not limited to those set forth in the press release attached as Exhibit 99.1 hereto.

Item 7.01 Regulation FD Disclosure.

On March 7, 2022, the Company issued a press release announcing the execution of the Agreement. The press release is attached as Exhibit 99.1.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit No. Description

99.1 Press Release dated March 7, 2022.

104 Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC. (Registrant)

Date:	March 8, 2022	By:	/S/ R. Andrew Watts
R. Andrew Watts Executive Vice President, Chief Financial Officer and Treasurer